UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Highland Credit Strategies Fund

(Name of Registrant as Specified in Its Charter)

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HIGHLAND CREDIT STRATEGIES FUND
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240

April 19, 2007

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Highland Credit Strategies Fund (the “Fund”) to be held at the Westin Dallas Galleria, Collin Room, 2nd Floor, 13340 Dallas Parkway, Dallas, Texas 75240, on May 25, 2007, at 8:00 a.m. Central Time. In addition to voting on the relevant proposal described in the Notice of Annual Meeting of Shareholders, you will have an opportunity to hear a report on your Fund and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

Sincerely,

James D. Dondero
President

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 25, 2007
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS May 25, 2007
THE INVESTMENT ADVISER
VOTING FOR TRUSTEES
PROPOSAL 1 ELECTION OF TRUSTEES
THE BOARD OF TRUSTEES OF THE FUND, INCLUDING ALL OF THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH NOMINEE AS TRUSTEE.
REPORT OF THE AUDIT COMMITTEE
ANNUAL REPORT
OTHER MATTERS TO COME BEFORE THE MEETING
ADDITIONAL INFORMATION

HIGHLAND CREDIT STRATEGIES FUND
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 25, 2007

The Annual Meeting of Shareholders (the “Annual Meeting”) of Highland Credit Strategies Fund (the “Fund”) a Delaware statutory trust, will be held at the Westin Dallas Galleria, Collin Room, 2nd Floor, 13340 Dallas Parkway, Dallas, Texas 75240, on Friday, May 25, 2007, at 8:00 a.m, Central Time for the following purposes:

1)	To elect James F. Leary and Bryan A. Ward as Class I Trustees of the Fund, each to serve for a three-year term expiring at the 2010 Annual Meeting and until his successor is duly elected and qualified; and

2)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The close of business on March 16, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

The Board of Trustees is requesting your vote. Your vote is important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy.

By Order of the Board of Trustees

M. Jason Blackburn
Secretary

April 19, 2007
Dallas, Texas

HIGHLAND CREDIT STRATEGIES FUND
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 25, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Highland Credit Strategies Fund (the “Fund”), a Delaware statutory trust, for use at the Fund’s Annual Meeting of Shareholders to be held at the Westin Dallas Galleria, Collin Room, 2nd Floor, 13340 Dallas Parkway, Dallas, Texas 75240, on May 25, 2007, at 8:00 a.m., Central Time and at any and all adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated April 19, 2007. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal executive office is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being sent to shareholders on or about April 20, 2007. The Board of Trustees has fixed the close of business on March 16, 2007 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 34,514,944 shares of the Fund’s Common Shares (“Shares”) were issued and outstanding, and the Fund has not issued any Preferred Shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposal and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Board of Trustees does not know of any matter to be considered at the Annual Meeting other than the election of Trustees referred to in this Proxy Statement. A shareholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, or by giving written notice of such revocation to the Fund Secretary or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares entitled to vote on any matter at the Annual Meeting shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting with respect to such matter. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of votes for which authority was withheld and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Annual Meeting in person or by proxy.

Shares represented by properly executed proxies with respect to which a vote is withheld or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “for” or “against” a proposal.

In addition to soliciting proxies by mail, the Fund’s officers and employees of the Fund’s investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

THE INVESTMENT ADVISER

Highland Capital Management, L.P. (the “Adviser”), with its principal office at 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as the investment adviser and administrator to the Fund.

VOTING FOR TRUSTEES

The holders of any outstanding Shares have the right to elect five Trustees of the Fund. The Board of Trustees for the Fund has designated James F. Leary and Bryan A. Ward as Class I Trustees to be elected at the Annual Meeting.

PROPOSAL 1

ELECTION OF TRUSTEES

The holders of the Fund’s shares are being asked to elect James F. Leary and Bryan A. Ward as Class I Trustees of the Fund, each to serve for a three-year term until the 2010 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Messrs. Leary and Ward are currently serving as Class I Trustees of the Fund, and each has agreed to continue to serve as a Class I Trustee if elected. If either Mr. Leary or Mr. Ward is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Nominating Committee may select.

At a meeting held on May 19, 2006, the Board of Trustees elected to establish a classified or “staggered” Board divided into three classes: Class  I, Class II and Class III. Classes I and II are each comprised of two Trustees, and Class III is comprised of one Trustee. Messrs. Leary and Ward are currently serving as Class I Trustees, and will continue to serve as Class I Trustees if elected at the Annual Meeting. The term of office of each Class I Director will continue until the third annual meeting of the Fund’s shareholders held after this Annual Meeting and until his successor is duly elected and qualified. Timothy K. Hui and Scott F. Kavanaugh are currently serving as Class II Trustees and will continue to serve until the first annual meeting of the Fund’s shareholders held after this Annual Meeting. R. Joseph Dougherty is currently the Class III Trustee and will continue to serve until the second annual meeting of the Fund’s shareholders held after this Annual Meeting.

* * *

Information about Nominees for Trustee and Continuing Trustees for the Fund

Set forth below is the name and certain biographical and other information for each nominee for Trustee and for each continuing Trustee, as reported to the Fund by each such person:

Class I — Nominees for the Fund (Non-Interested Trustees3 of the Fund)

	Position(s) Held with	Principal	Number of Portfolios
	the Fund, Length	Occupation(s)	in the Highland
Name (Age)	of Time Served and	During the Past	Fund Complex[2]	Other
Address[1]	Term of Office	Five Years	Overseen by Trustee	Directorships Held

James F. Leary (77)	Trustee since May 2006; current Nominee for a term to expire at the 2010 annual meeting.	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	10	Board Member of Capstone Series Fund, Inc. (3 portfolios)
Bryan A. Ward (52)	Trustee since May 2006; current Nominee for a term to expire at the 2010 annual meeting.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	10	None

Class II — Continuing Trustees for the Fund (Non-Interested Trustees3 of the Fund)

	Position(s) Held with	Principal	Number of Portfolios
	the Fund, Length	Occupation(s)	in the Highland
Name (Age)	of Time Served and	During the Past	Fund Complex[2]	Other
Address[1]	Term of Office	Five Years	Overseen by Trustee	Directorships Held

Scott F. Kavanaugh (46)	Trustee since May 2006; continuing Trustee with a term expiring at the 2008 annual meeting.	Private Investor since February 2004. Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President. Director and CAO, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm), April 1998 to February 2003.	10	None
Timothy K. Hui (58)	Trustee since May 2006; continuing Trustee with a term expiring at the 2008 annual meeting.	Dean of Educational Resources since July 2006; Assistant Provost for Graduate Education. July 2004 to June 2006; Assistant Provost for Educational Resources, Philadelphia Biblical University. July 2001 to June 2004.	10	None

Class III — Continuing Trustee for the Fund (Interested Trustee4 of the Fund)

	Position(s) Held with	Principal	Number of Portfolios
	the Fund, Length	Occupation(s)	in the Highland
Name (Age)	of Time Served and	During the Past	Fund Complex[2]	Other
Address[1]	Term of Office	Five Years	Overseen by Trustee	Directorships Held

R. Joseph Dougherty[4] (36)	Trustee and Senior Vice President for an indefinite term since May 2006; continuing Trustee with a term expiring at the 2009 annual meeting.	Senior Portfolio Manager of the Adviser since 2000; Director and Senior Vice President of the funds in the Highland Fund Complex.	10	None

[1]	The address of each Trustee is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

[2]	The “Highland Fund Complex” means all of the registered investment companies advised by the Adviser as of the date of this proxy statement.

[3]	“Non-Interested” Trustees are those who are not “interested persons” of the Fund as defined under Section 2(a)(19) of the 1940 Act.

[4]	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser.

In addition to Mr. Dougherty, the Fund’s other executive officers are James D. Dondero, Mark K. Okada, M. Jason Blackburn and Michael S. Minces. Set forth below are the names and certain biographical and other information for Messrs. Dondero, Okada, Blackburn and Minces as reported by them to the Fund.

Name (Age)	Position(s), Length of Time	Principal Occupation(s) During
Address*	Served and Term of Office	the Past Five Years

James D. Dondero (45)	President since May 2006 (serving for an indefinite term).	President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Adviser; President of the funds in the Highland Fund Complex.
Mark K. Okada (44)	Executive Vice President since May 2006 (serving for an indefinite term).	Executive Vice President of Strand and the funds in the Highland Fund Complex; Chief Investment Officer of the Adviser.
M. Jason Blackburn (31)	Secretary and Treasurer since May 2006 (serving for an indefinite term).	Assistant Controller of the Adviser since November 2001; Treasurer and Secretary of the funds in the Highland Fund Complex.
Michael S. Minces (32)	Chief Compliance Officer since May 2006 (serving for an indefinite term).	Chief Compliance Officer of the Adviser and the funds in the Highland Fund Complex since August 2004; Associate, Akin Gump Strauss Hauer & Feld LLP (law firm), October 2003 to August 2004; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm), October 2000 to March 2003.

*	The address of each Officer is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares of the Fund beneficially owned by each Trustee or nominee.

		Aggregate Dollar Range
		of Equity Securities in
		All Registered Investment
		Companies Overseen by
	Dollar Range of	Board Member in
	Equity Securities	Highland Family of
Name of Board Member	in the Fund	Investment Companies (1)

INTERESTED TRUSTEE
R. Joseph Dougherty	$0	Over $100,000
NON-INTERESTED TRUSTEE
Timothy K. Hui	$0	$1-$10,000
Scott F. Kavanaugh	$0	$50,001-$100,000
James F. Leary	$0	$10,001-$50,000
Bryan A. Ward	$0	$1-$10,000

(1)	Figures are for the registered investment companies that share our Investment Adviser and that hold themselves out to the public as related companies (the “Highland Family of Investment Companies”).

Set forth in the table below is the security ownership of each Trustee, nominee and executive officer of HCF.

		(3) Amount and
		Nature of Beneficial
(1) Title of Class	(2) Name of Beneficial Owner	Ownership*	(4) Percent of Class

Common Shares	R. Joseph Dougherty	—	0.00%
Common Shares	Timothy K. Hui	—	0.00%
Common Shares	Scott F. Kavanaugh	—	0.00%
Common Shares	James F. Leary	—	0.00%
Common Shares	Bryan A. Ward	—	0.00%
Common Shares	James D. Dondero	5,477 shares	0.02%
Common Shares	Mark Okada	—	0.00%
Common Shares	Michael S. Minces	—	0.00%
Common Shares	M. Jason Blackburn	—	0.00%

*	Except as otherwise indicated, each person has sole voting and investment power.

As of March 16, 2007, Trustees and officers of the Fund, as a group owned less than 1% of the outstanding shares of Highland Credit Strategies Fund.

During the fiscal year ended December 31, 2006, the Trustees of the Fund, identified in the table set forth in “Remuneration of Trustees and Executive Officers” below, convened six times. During the first fiscal year for the Fund, each Trustee attended at least 75% of the meetings of the Board (held during the period he was a Trustee) and 75% of the meetings held by a committee of the Board on which he served (during the period that he served).

The Board of Trustees of the Fund has three committees, the Audit Committee, the Nominating Committee and the Litigation Committee, each of which is currently comprised of all of the Board members who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Non-Interested Trustees”), who are also “independent” as defined by the New York Stock Exchange (the “NYSE”).

Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the function of the Audit Committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent auditors’ qualifications, independence and performance. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. The Audit Committee for the Fund met three times in fiscal 2006, and each Audit Committee member attended all of the meetings. The Audit Committee Charter is attached herewith as Exhibit A to the Proxy Statement. The members of the Audit Committee are Messrs. Hui, Kavanaugh, Leary, and Ward, and the Board of Trustees of the Fund has determined that Mr. Leary is an “audit committee financial expert,” as defined in securities regulations.

Each Fund’s Nominating Committee is responsible for selecting the non-interested nominees and recommending to the Board candidates for all other trustee nominees, for election by shareholders or appointment by the Board. The Nominating Committee Charter describes the factors considered by the Nominating Committee in selecting nominees. A copy of the Fund’s Nominating Committee Charter is available on the Fund’s website, www.highlandfunds.com. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has time availability in light of other commitments and the existence of any other relationships that might give rise to a conflict of interest. The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee did not meet in fiscal 2006 for the Fund, but did meet on April 16, 2007 to select the Independent Trustee nominees for the Annual Meeting. The members of the Nominating Committee are Messrs. Hui, Kavanaugh, Leary, and Ward.

The Litigation Committee’s function is to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee met one time in fiscal 2006 for the Fund.

The Fund does not have a Compensation Committee.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund and the Interested Trustee receive no direct remuneration from the Fund. Currently, Non-Interested Trustees of the Fund are compensated at the rate of $7,500 annually. Non-Interested Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

The following table summarizes the compensation paid by each Fund to its Trustees and the aggregate compensation paid by the Highland Fund Complex to the Trustees.

		Aggregate
	Aggregate	Compensation
	Compensation	from Highland Fund
	from the Fund for the	Complex for the
	Fiscal Year Ended	Calendar Year Ended
	December 31,	December 31,
Name of Board Member	2006	2006

INTERESTED TRUSTEE
R. Joseph Dougherty	$0	$0
NON-INTERESTED TRUSTEES
Timothy K. Hui	$1,875	$92,636
Scott F. Kavanaugh	$1,875	$92,636
James F. Leary	$1,875	$92,636
Bryan A. Ward	$1,875	$92,636

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and its Board, the following shareholder(s) or “group”, as the term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”), beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of March 16, 2007:

		(3) Amount and
		Nature of Beneficial	(4) Percent
(1) Title of Class	(2) Name and Address of Beneficial Owner	Ownership	of Class

Common Shares	Cede & Co., as Nominee for the Depository Trust Company 55 Water Street, 25th Floor New York, New York 10004	34,507,180	99.98%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s Shares, file reports of ownership and changes of ownership with the Securities and Exchange Commission (“SEC”) and the NYSE. Trustees, officers, the Adviser, affiliates of the Adviser and greater than 10% beneficial owners are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. Based solely upon the Fund’s review of the copies of such forms it receives and written representation from such persons, the Fund believes that during the fiscal year ended December 31, 2006, these persons complied with all such applicable filing requirements.

Required Vote

The election of Class I Trustees of the Fund requires the affirmative vote of the holders of a majority of the Shares of the Fund, represented in person or by proxy at the Annual Meeting and entitled to vote for Messrs. Leary and Ward.

THE BOARD OF TRUSTEES OF THE FUND, INCLUDING ALL OF THE
NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” EACH NOMINEE AS TRUSTEE.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 9, 2007, the Fund’s Audit Committee approved, and the Fund’s Board, including a majority of Non-Interested Trustees, ratified, the selection of PricewaterhouseCoopers, LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2007. A representative of PwC will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Fund’s audited financial statements for the fiscal year ended December 31, 2006, the Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s annual report to shareholders. A copy of the Committee’s report appears below.

Independent Public Accounting Firm Fees and Services

The following chart reflects fees to PwC, as applicable, in the Fund’s last fiscal year. One hundred percent (100%) of all services provided by PricewaterhouseCoopers were pre-approved. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must also pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC for the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. PwC did not provide services during the Fund’s last fiscal year to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

	Highland Credit
	Strategies Fund

Audit Fees	$42,000	[1]
Audit-Related Fees	$5,500	[2]
Tax Fees	$5,000	[3]
All Other Fees	$0
Aggregate Non-Audit Fees	$0

[1]	For the fiscal year ended December 31, 2006. The Fund commenced investment operations on June 29, 2006.

[2]	Services to the Fund consisted of a review of a semi-annual regulatory filing.

[3]	Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed the December 31, 2006 audited financial statements with management and with PwC, the Fund’s independent registered public accounting firm. The Committee has also discussed with PwC the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees, as currently in effect. The Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Fund is compatible with maintaining PwC’s independence, and has discussed with PwC the independence of the independent registered public accounting firm.

The Committee discussed with PwC the overall scope and plans for the audit. The Committee met with PwC, with and without management present, to discuss the results of its examinations, its evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the Fund for the fiscal year ended December 31, 2006 and as filed with the Securities and Exchange Commission.

Shareholders are reminded, however, that the Members of each Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committees rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that each Fund’s independent registered public accounting firm is, in fact, “independent.”

Scott F. Kavanaugh, Audit Committee Chair
Timothy K. Hui, Audit Committee Member
James F. Leary, Audit Committee Member
Bryan A. Ward, Audit Committee Member

ANNUAL REPORT

COPIES OF HIGHLAND CREDIT STRATEGIES FUND’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 13455 NOEL ROAD, SUITE 800, DALLAS, TEXAS 75240, OR BY CALLING 1-877-532-2834.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Any proposals of shareholders that are intended for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s 2008 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than December 21, 2007 and must comply with all other legal requirements. The date after which notice of a shareholder proposal submitted is considered untimely and persons holding proxies will have discretionary voting authority over such proposals, except as otherwise provided under applicable law, is March 6, 2008.

Shareholders of a Fund who wish to communicate with Trustees should send communications to the attention of the Secretary of the Fund, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board of Trustees.

By Order of the Board of Trustees

James D. Dondero
President

Dallas, Texas
April 19, 2007

Exhibit A

HIGHLAND CREDIT STRATEGIES FUND

AUDIT COMMITTEE CHARTER

1. Audit Committee Membership and Qualifications:

(a) The Audit Committee shall consist of at least three members appointed by the Fund’s Board. The Board may replace members of the Audit Committee for any reason.

(b) No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member must otherwise be “independent” under the rules of the New York Stock Exchange, Inc. (the “NYSE”) and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (the “2002 Act”).

(c) Each member of the Audit Committee must be “financially literate” (or shall become so within a reasonable time after appointment to the Audit Committee), and one member must have “accounting or related financial management expertise,” as determined by the Fund’s Board in its business judgment.

(d) The Board also must annually determine whether one or more members of the Audit Committee is an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented by the SEC under Section 407 of the 2002 Act, and whether such ACFE is “independent.” For purposes of this finding only, in order to be considered “independent,” any such ACFE may not, other than in his capacity as a member of the Audit Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise. Notwithstanding any designation as an ACFE, each member of the Audit Committee is expected to contribute significantly to the work of the Audit Committee. Designation as an ACFE will not increase the duties, obligations or liability of the designee beyond the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee of the Board.

2. The purposes of the Audit Committee are to:

(a) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements;

(b) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, (iii) the

(c) independent auditors’ qualifications and independence and (iv) the performance of the independent auditors; and

(c) prepare an Audit Committee report as required by the SEC to be included in the Fund’s annual proxy statement.

3. Role and Responsibilities of the Audit Committee:

(a) The function of the Audit Committee is oversight; it is Fund management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, the Fund’s management is responsible for (i) preparation, presentation and integrity of the Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out audits consistent with applicable legal and professional standards and the terms of their engagement letter.

(b) Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

(c) Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund’s financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.

4. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b) to at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) (to assess the independent auditors’ independence) all relationships between the independent auditors and the Fund; and to evaluate the independent auditors’ qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, taking into account the opinions of Fund management and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board;

(c) to meet with the Fund’s independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were “passed” as immaterial or otherwise; (v) any communications between the audit team and the independent auditing firm’s national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of report the independent auditors propose to render to the Board and Fund shareholders;

(d) to review (i) major issues regarding accounting principals and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Fund;

(e) to (i) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund and (ii) to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services;

(f) to consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors;

(g) to discuss: (i) the annual audited financial statements with management and the independent auditors, including management’s discussion of Fund performance; (ii) semi-annual financial statements and any quarterly financial statements; and (iii) the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance;

(h) to set clear hiring policies for employees or former employees of the independent auditors;

(i) to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or the Fund’s investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(j) to periodically meet separately with the Fund’s management and with the independent auditors;

(k) to discuss policies with respect to risk assessment and risk management, including guidelines and policies governing the process by which senior management of the Fund assesses and manages the Fund’s exposure to risk and to discuss the Fund’s major financial risk exposures and assess the steps management has taken to monitor and control such exposures;

(l) to review with the Fund’s principal executive officer and/or principal financial officer any reports received in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

(m) to report its activities regularly to the Board, including any issues that arise with respect to (i) the quality or integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal or regulatory requirements, or (iii) the performance and independence of the independent auditors (including the Audit Committee’s conclusions with respect to 4(b) above), and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

(n) to prepare and review with the Board an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter; and

(o) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

5. The Audit Committee shall meet on a regular basis (typically, twice annually) and is empowered to hold special meetings, as circumstances require. The Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by applicable law and the Fund’s by-laws.

6. The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

7. The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. The Board also shall review and approve this Charter at least annually.

8. The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Fund’s investment adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

9. With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Fund shall provide the NYSE written confirmation regarding:

(a) any determination that the Board has made regarding the independence of directors pursuant to the NYSE rules or applicable law;

(b) the financial literacy of the Audit Committee members;

(c) the determination that at least one of the Audit Committee members has accounting or related financial management expertise; and

(d) the annual review and reassessment of the adequacy of this Charter.

Adopted: May 19, 2006

HIGHLAND CREDIT STRATEGIES FUND

Using a black ink pen, mark your votes with an X as shown in this example.  ☒
Please do not write outside the designated areas.

A.	Election of Class I Trustees — The Board of Trustees recommends a vote FOR the nominees listed.

1.	Nominees:	For	Withhold

01 -	Mr. James F. Leary	☐	☐

02 -	Mr. Bryan A. Ward	☐	☐

02 -	In their discretion, on such other matters as may properly come before the Meeting and any adjournment thereof.

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C.	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

PROXY — HIGHLAND CREDIT STRATEGIES FUND

Annual Meeting Of Shareholders — May 25, 2007
Proxy Solicited On Behalf Of Board Of Trustees

The undersigned holder of shares of Highland Credit Strategies Fund, a Delaware statutory trust (“the Fund”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the Westin Dallas Galleria, Collin Room, 2nd Floor, 13340 Dallas Parkway, Dallas, Texas 75240, on Friday, May 25, 2007, at 8:00 a.m., Central Time and at any and all adjournments thereof (the “Meeting”), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.